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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 (No. 333-66281) of our report, dated April 8, 1999, relating to the consolidated financial statements of GenesisIntermedia.com, Inc. and subsidiary. We also consent to the reference to our Firm under the caption "Experts."

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
June 7, 1999